Exhibit 10.1

STOCK PURCHASE AGREEMENT

This Stock Purchase Agreement (this “Agreement”) is dated as of October 30, 2012, by and between Oculus Innovative Sciences, Inc., a Delaware corporation with an address of 1129 North McDowell Blvd. Petaluma, CA 94954 (the “Company”) on the one hand, and Venture Lending & Leasing V, LLC, a Delaware limited liability company (“LLC5”) and Venture Lending & Leasing VI, LLC, a Delaware limited liability company (“LLC6”) (together with LLC5, collectively referred to as “WTI” ), each with a respective address of 104 La Mesa Drive, Suite 102, Portola Valley, California, 94028, on the other hand.

WHEREAS, on May 1, 2010, the Company entered into a loan and security agreement and a supplement to the loan and security agreement with LLC5’s subsidiary, Venture Lending & Leasing V, Inc., to borrow up to an aggregate of $3,000,000 (collectively, the “VLL5 Agreements”);

WHEREAS, in connection with the VLL5 Agreements, the Company issued two warrants to LLC5, which, in the aggregate, have a total put option cash value of $750,000 (the “VLL5 Warrants”);

WHEREAS, on June 29, 2011, the Company entered into a loan and security agreement and a supplement to the loan and security agreement with LLC6’s subsidiary, Venture Lending & Leasing VI, Inc., to borrow up to an aggregate of up to $2,500,000 (collectively, the “VLL6 Agreements”);

WHEREAS, in connection with the VLL6 Agreements, the Company issued three warrants to LLC6, which, in the aggregate, have a total put option cash value of $1,250,000 (the “VLL6 Warrants”);

WHEREAS, subject to the terms and conditions set forth in this Agreement, the Company desires to issue to LLC5 and LLC6 a number of shares of its restricted common stock, par value $0.0001 per share, such number of shares having an aggregate fair market value equal to $3,500,000 (the “Shares”), in exchange for LLC5’s agreement to surrender the VLL5 Warrants and LLC6’s agreement to surrender the VLL6 Warrants, and LLC5 desires to surrender the VLL5 Warrants and LLC6 desires to surrender the VLL6 Warrants in exchange for the Shares, both as more fully described in this Agreement.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and WTI agree as follows:

ARTICLE I.
DEFINITIONS

1.1             Definitions. In addition to the terms defined elsewhere in this Agreement, for the purposes of this Agreement, the following terms have the meanings set forth below:

“Acquiring Person” shall have the meaning ascribed to such term in Section 4.6.

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person as such terms are used in and construed under Rule 405 under the Securities Act.

“Business Day” means any day except any Saturday, any Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

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“Closing” means the closing of the issuance of the Shares pursuant to Section 2.1.

“Closing Date” means the Trading Day on which all of the Transaction Documents have been executed and delivered by the applicable parties thereto, and all conditions precedent to (i) WTI’s obligations to receive the Shares and (ii) the Company’s obligations to deliver the Shares, in each case, have been satisfied or waived, but in no event later than the third Trading Day following the date hereof.

“Collateral” shall have the meaning ascribed to such term in the loan agreement of the VLL5 Agreements, as amended by Amendment No. 1 to the VLL5 Agreements and the Waiver; and in the loan agreement of the VLL6 Agreements, as amended by the Waiver.

“Commission” means the United States Securities and Exchange Commission.

“Common Stock” means the common stock of the Company, par value $0.0001 per share, and any other class of securities into which such securities may hereafter be reclassified or changed.

“Company Counsel” means Trombly Business Law, P.C., with offices located at 1320 Centre Street, Suite 202, Newton, MA 02459.

“Disclosure Schedules” means the Disclosure Schedules of the Company delivered concurrently herewith.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“GAAP” shall have the meaning ascribed to such term in Section 3.1(k).

“Liens” means a lien, charge, pledge, security interest, encumbrance, right of first refusal, preemptive right or other restriction.

“Material Adverse Effect” means (a) a material adverse change in, or a material adverse effect upon, the operations, business, properties, or condition (financial or otherwise) of the Company; (b) a material impairment of the ability of the Company to perform under any Transaction Document; or (c) a material adverse effect upon the legality, validity, binding effect or enforceability against the Company of any Transaction Document.

“NASDAQ Price” shall have the meaning ascribed to such term in Section 2.1(a).

“Permitted Liens” means:

(a) involuntary Liens which, in the aggregate, would not have a Material Adverse Effect;

(b) Liens for current taxes or other governmental or regulatory assessments which are not delinquent, or which are contested in good faith by the appropriate procedures and for which appropriate reserves are maintained;

(c) security interests on any property held or acquired by the Company in the ordinary course of business securing indebtedness incurred or assumed for the purpose of financing all or any part of the cost of acquiring such property; provided, that such Lien attaches solely to the property acquired with such indebtedness and that the principal amount of such indebtedness does not exceed one hundred percent (100%) of the cost of such property;

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(d) Liens securing (i) indebtedness outstanding under the VLL5 Agreements and (ii) indebtedness outstanding under the VLL6 Agreements;

(e) bankers’ liens, rights of setoff and similar Liens incurred on deposits made in the ordinary course of business;

(f) materialmen’s, mechanics’, repairmen’s, employees’ or other like Liens arising in the ordinary course of business and which are not delinquent for more than 45 days or are being contested in good faith by appropriate proceedings;

(g) any judgment, attachment or similar Lien, unless the judgment it secures has not been discharged or execution thereof effectively stayed and bonded against pending appeal within 30 days of the entry thereof;

(h) licenses or sublicenses of intellectual property;

(i) Liens securing subordinated debt; and

(j) Liens which have been approved by WTI in writing prior to the Closing Date.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an informal investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

“SEC Reports” shall have the meaning ascribed to such term in Section 3.1(k).

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Shares” shall have the meaning ascribed to such term in the preamble to this Agreement.

“Short Sales” means all “short sales” as defined in Rule 200 of Regulation SHO under the Exchange Act (but shall not be deemed to include the location and/or reservation of borrowable shares of Common Stock).

“Subsidiary” means any subsidiary of the Company as set forth on Schedule 3.1(f), and shall, where applicable, also include any direct or indirect subsidiary of the Company formed or acquired after the date hereof.

“Trading Day” means a day on which the principal Trading Market is open for trading.

“Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE AMEX, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange or the OTC Bulletin Board (or any successors to any of the foregoing).

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“Transaction Documents” means this Agreement, the amendment to the VLL5 Agreements, and the amendment to the VLL6 Agreements, and any other documents or agreements executed in connection with the transactions contemplated hereunder.

“Transfer Agent” means Computershare Shareowner Services LLC, the current transfer agent of the Company, with a mailing address of 480 Washington Blvd., Jersey City, NJ 07310, and an email address of shrrelations@bnymellon.com, and any successor transfer agent of the Company.

“VLL5 Agreements” shall have the meaning ascribed to such term in the preambles to this Agreement.

“VLL6 Agreements” shall have the meaning ascribed to such term in the preambles to this Agreement.

“VLL5 Warrants” shall have the meaning ascribed to such term in the preambles to this Agreement.

“VLL6 Warrants” shall have the meaning ascribed to such term in the preambles to this Agreement.

“Waiver” shall mean the waiver agreement entered into by LLC5’s affiliate, Venture Lending & Leasing V, Inc.; LLC6’s affiliate, Venture Lending & Leasing VI, Inc.; and the Company on August 8, 2012.

ARTICLE II.
PURCHASE AND SALE OF THE SHARES

2.1             Closing. On the Closing Date, upon the terms and subject to the conditions set forth herein, substantially concurrent with the execution and delivery of the Transaction Documents, including but not limited to the execution and delivery of this Agreement, the execution and delivery of the amendment to the VLL5 Agreements, and the execution and delivery of the amendment to the VLL6 Agreements, the Company agrees to issue to LLC5 and LLC6 a number of Shares at the consolidated closing bid price (the “NASDAQ Price”) of the Company’s Common Stock at the time the Transaction Documents are executed, calculated in accordance with Section 2.1(a), such number of Shares having an aggregate fair market value equal to $3,500,000. The Company shall deliver the Shares to WTI in such amount as determined pursuant to Section 2.1(a) and pursuant to the terms of Sections 2.2(a) and 2.4, and the Company and WTI shall deliver the other items set forth in Section 2.2 deliverable at the Closing. Upon satisfaction of the covenants and conditions set forth in Sections 2.2 and 2.3, the Closing shall occur at the offices of Company Counsel or such other location as the parties shall mutually agree.

(a)           NASDAQ Price. If the Transaction Documents are executed before 4PM Eastern Standard Time, the NASDAQ Price will be the consolidated closing bid price for the Business Day prior to the date the Transaction Documents are executed. If the Transaction Documents are executed after 4PM Eastern Standard Time, the NASDAQ Price will be the consolidated closing bid price on the Business Day the Transaction Documents are executed.

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2.2             Deliveries.

(a)             On or prior to the Closing Date, the Company shall deliver or cause to be delivered to WTI the following:

(i)              this Agreement duly executed by the Company; and

(ii)             a copy of the irrevocable instructions to the Transfer Agent instructing the Transfer Agent to deliver on an expedited basis via The Depository Trust Company Deposit or Withdrawal at Custodian system (“DWAC”) the number of Shares equal to $3,500,000 divided by the NASDAQ Price, registered in such names and in such amounts as designated by WTI within at least two Business Days prior to the Closing Date.

(b)           On or prior to the Closing Date, WTI shall deliver or cause to be delivered to the Company the following:

(i)              this Agreement duly executed by LLC5 and LLC6; and

(ii)             the original VLL5 Warrants and the original VLL6 Warrants to be surrendered to the Company at Closing.

2.3             Closing Conditions.

(a) The obligations of the Company hereunder in connection with the Closing are subject to the following conditions being met:

(i)             the accuracy in all material respects when made and on the Closing Date of the representations and warranties of WTI contained herein (unless as of a specific date therein in which case they shall be accurate as of such date);

(ii)            all obligations, covenants and agreements of WTI required to be performed at or prior to the Closing Date shall have been performed; and

(iii)           the delivery by WTI of the items set forth in Section 2.2(b) of this Agreement.

(b)           The obligations of WTI hereunder in connection with the Closing are subject to the following conditions being met:

(i)              the accuracy in all material respects when made and on the Closing Date of the representations and warranties of the Company contained herein (unless as of a specific date therein in which case they shall be accurate as of such date);

(ii)             all obligations, covenants and agreements of the Company required to be performed at or prior to the Closing Date shall have been performed;

(iii)           the delivery by the Company of the items set forth in Section 2.2(a) of this Agreement;

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(iv)            there shall have been no Material Adverse Effect with respect to the Company since the date hereof; and

(v)             from the date hereof to the Closing Date, trading in the Common Stock shall not have been suspended by the Commission or the Company’s principal Trading Market, and, at any time prior to the Closing Date, trading in securities generally as reported by Bloomberg L.P. shall not have been suspended or limited, or minimum prices shall not have been established on securities whose trades are reported by such service, or on any Trading Market, nor shall a banking moratorium have been declared either by the United States or New York State authorities nor shall there have occurred any material outbreak or escalation of hostilities or other national or international calamity of such magnitude in its effect on, or any material adverse change in, any financial market, which in the reasonable judgment of WTI, makes it impracticable or inadvisable to purchase the Shares at the Closing.

2.4             Allocation of Shares. At Closing, the Company will inform WTI of the actual number of the Shares, up to the total value of the Shares of $3,500,000 divided by the NASDAQ Price, calculated in accordance with Section 2.1(a). WTI shall notify the Company of (a) the legal name of the individual or entity to whom the Shares should be issued to; (b) the respective allocation of the Shares, and (c) the address for delivery of Shares. Such notification shall be received by the Company and Company Counsel at least two Business Days prior to the Closing Date. As of the date hereof, the parties have agreed to the allocation of the Shares in three pools as follows:

1.	Pool #1 – allocated to LLC5, such Shares having a value upon issuance of $750,000 (“Pool #1”);
2.	Pool #2 – allocated to LLC6, such Shares having a value upon issuance of $1,250,000 (“Pool #2”); and
3.	Pool #3 – allocated ratably to LLC5 and LLC6, such Shares having a value upon issuance of $1,500,000 (“Pool #3”).

ARTICLE III.
REPRESENTATIONS AND WARRANTIES OF THE PARTIES

3.1             Representations and Warranties of the Company. Except as set forth in the Disclosure Schedules, which Disclosure Schedules shall be deemed a part hereof and shall qualify any representation or otherwise made herein to the extent of the disclosure contained in the corresponding section of the Disclosure Schedules, the Company hereby makes the following representations and warranties to WTI:

(a)           Due Organization. The Company is a corporation duly organized and validly existing in good standing under the laws of the jurisdiction of its incorporation, and is duly qualified to conduct business and is in good standing in each other jurisdiction in which its business is conducted or its properties are located, except where the failure to be so qualified would not reasonably be expected to have a Material Adverse Effect.

(b)           Authorization, Validity and Enforceability. The execution, delivery and performance of all Transaction Documents executed by the Company are within the Company’s powers, have been duly authorized, and are not in conflict with the Company’s articles or certificate of incorporation or by-laws, or the terms of any charter or other organizational document of the Company, as amended from time to time; and all such Transaction Documents constitute valid and binding obligations of the Company, enforceable in accordance with their terms (except as may be limited by bankruptcy, insolvency and similar laws affecting the enforcement of creditors’ rights in general, and subject to general principles of equity).

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(c)           Compliance with Applicable Laws. The Company has complied with all licensing, permit and fictitious name requirements necessary to lawfully conduct the business in which it is engaged, and to any sales, leases or the furnishing of services by the Company, including without limitation those requiring consumer or other disclosures, the noncompliance with which would have a Material Adverse Effect.

(d)           No Conflict. The execution, delivery, and performance by the Company of all Transaction Documents are not in conflict with any law, rule, regulation, order or directive, or any indenture, agreement, or undertaking to which the Company is a party or by which the Company may be bound or affected. Without limiting the generality of the foregoing, the issuance of the Shares to WTI does not violate any agreement or instrument by which the Company is bound or require the consent of any holders of the Company’s securities other than consents which have been obtained prior to the Closing Date, except that an issuance of over 20% of the Company’s equity will require shareholder approval pursuant to NASDAQ rules.

(e)           No Litigation, Claims or Proceedings. There is no litigation, tax claim, proceeding or dispute pending, or, to the knowledge of the Company, threatened against or affecting the Company, its property or the conduct of its business.

(f)            Subsidiaries. All of the direct and indirect subsidiaries of the Company are set forth on Schedule 3.1(f). The Company owns, directly or indirectly, all of the capital stock or other equity interests of each Subsidiary free and clear of any Liens, except for Permitted Liens, and all of the issued and outstanding shares of capital stock of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights to subscribe for or purchase securities.

(g)           Environmental Matters. To its knowledge after reasonable inquiry, the Company has concluded that the Company is in compliance with Environmental Laws, except to the extent a failure to be in such compliance could not reasonably be expected to have a Material Adverse Effect.

(h)          No Event of Default. No Default, as defined in the VLL5 Agreements and the VLL6 Agreements, or Event of Default, as defined in the VLL5 Agreements and the VLL6 Agreements, has occurred and is continuing as of the date hereof.

(i)            Full Disclosure. None of the representations or warranties made by the Company in the Transaction Documents as of the date such representations and warranties are made or deemed made, and none of the statements contained in any exhibit, report, statement or certificate furnished by or on behalf of the Company in connection with the Transaction Documents contains any untrue statement of a material fact or omits any material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they are made, not misleading as of the time when made or delivered.

(j)            Issuance of the Shares. The Shares are duly authorized and, when issued and paid for in accordance with the terms and conditions of the applicable Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens, except for Permitted Liens, imposed by the Company. There are no subscriptions, warrants, rights of first refusal or other restrictions on transfer relative to, or options exercisable with respect to, the Shares. The Shares are not the subject of any present or, to the Company’s knowledge, threatened suit, action, arbitration, administrative or other proceeding, and the Company knows of no reasonable grounds for the institution of any such proceedings.

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(k)           SEC Reports; Financial Statements. The Company has filed all reports, schedules, forms, statements and other documents required to be filed by the Company under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period as the Company was required by law or regulation to file such material) (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports”) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Company has never been an issuer subject to Rule 144(i) under the Securities Act. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated Subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

(l)            Certain Fees. Each party to this Agreement will bear, and indemnify the other for, any banker’s, broker’s or finder’s fees or commissions for which such party is responsible.

(m)         No Integrated Offering. Assuming the accuracy of LLC5’s representations and warranties set forth in Section 3.2 and LLC6’s representations and warranties set forth in Section 3.3, neither the Company, nor any of its Affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Shares to be integrated with prior offerings by the Company for purposes of any applicable shareholder approval provisions of any Trading Market on which any of the securities of the Company are listed or designated.

(n)          Specific Representations Regarding Collateral.

(i)               Title. Except for (a) the security interests created by the VLL5 Agreements and the VLL6 Agreements, which are also defined as Permitted Liens, and (b) the exclusions from the definition of Collateral as set forth in the loan agreement of the VLL5 Agreements, as amended by Amendment No. 1 and the Waiver, and as set forth in the loan agreement of the VLL6 Agreements, as amended by the Waiver; (i) the Company is and will be the unconditional legal and beneficial owner of its Collateral, and (ii) its Collateral is genuine and subject to no Liens, rights or defenses of others. Except for Permitted Liens, there exists no prior assignments or encumbrances of record with the U.S. Patent and Trademark Office or U.S. Copyright Office affecting any of the Company’s Collateral in favor of any third party.

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(ii)             Location of Collateral. The Company’s chief executive offices and any other offices or places of business are located at the address(es) set forth in Schedule 3.1(n).

(iii)           Business Names. Other than its full corporate name, the Company has not conducted business using any trade names or fictitious business names except as set forth in Schedule 3.1(n).

(o)           Copyrights, Patents, Trademarks and Licenses.

(i)               The Company owns or has licensed or otherwise has the right to use all of the patents, trademarks, service marks, trade names, copyrights, contractual franchises, authorizations and other similar rights that are reasonably necessary for the operation of its business, without, to the best of the Company’s knowledge, conflict with the rights of any other Person.

(ii)             To the Company’s knowledge, no slogan or other advertising device, product, process, method, substance, part or other material now employed, or now contemplated to be employed, by the Company infringes upon any rights held by any other Person.

(iii)           No claim or litigation regarding any of the foregoing is pending or, to the Company’s knowledge, threatened, and no patent, invention, device, application, principle or any statute, law, rule, regulation, standard or code is pending or proposed which, in either case, could reasonably be expected to have a Material Adverse Effect.

(p)           Regulatory Compliance. The Company has met the minimum funding requirements of ERISA with respect to any employee benefit plans subject to ERISA. No event has occurred resulting from the Company’s failure to comply with ERISA that is reasonably likely to result in the Company’s incurring any liability that could have a Material Adverse Effect. The Company is not an “investment company” or a company “controlled” by an “investment company” within the meaning of the Investment Company Act of 1940. The Company is not engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulations T and U of the Board of Governors of the Federal Reserve System). The Company has complied with all the provisions of the Federal Fair Labor Standards Act.

(q)           Survival. The representations and warranties of the Company as set forth in this Agreement survive the execution and delivery of this Agreement.

3.2             Representations and Warranties of LLC5. LLC5 hereby represents and warrants as of the date hereof and as of the Closing Date to the Company as follows (unless as of a specific date therein):

(a)              Organization; Authority. LLC5 is a limited liability company duly formed, validly existing and in good standing under the laws of the jurisdiction of its formation with full limited liability company power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement and performance by LLC5 of the transactions contemplated by this Agreement have been duly authorized by all necessary limited liability company action on the part of LLC5. Each Transaction Document to which it is a party has been duly executed by LLC5, and when delivered by LLC5 in accordance with the terms hereof, will constitute the valid and legally binding obligation of LLC5, enforceable against it in accordance with its terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

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(b)             Understandings or Arrangements. LLC5 is acquiring the Shares as principal for its own account and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of such Shares. LLC5 is acquiring the Shares hereunder in the ordinary course of its business.

(c)              Purchaser Status. At the time LLC5 was offered the Shares, it was, and as of the date hereof it is, it will be either: (i) an “accredited investor” as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7) or (a)(8) under the Securities Act or (ii) a “qualified institutional buyer” as defined in Rule 144A(a) under the Securities Act. LLC5 is not required to be registered as a broker-dealer under Section 15 of the Exchange Act.

(d)             Experience of LLC5. LLC5, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Shares, and has so evaluated the merits and risks of such investment. LLC5 is able to bear the economic risk of an investment in the Shares and, at the present time, is able to afford a complete loss of such investment.

(e)              No General Solicitation. LLC5 did not learn of the investment in the Shares as a result of any general solicitation or general advertising.

(f)              Restricted Securities. LLC5 understands and acknowledges that:

i.	the Shares are characterized as “restricted securities” under the U.S. federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act only in certain limited circumstances;
ii.	the Shares have not been registered under the Securities Act or any state securities laws and are being offered and sold in reliance upon specific exemptions from the registration requirements of the Securities Act and state securities laws, and the Company is relying upon the truth and accuracy of, and LLC5’s compliance with, the representations, warranties, covenants, agreements, acknowledgments and understandings of LLC5 contained in this Agreement in order to determine the availability of such exemptions and the eligibility of LLC5 to acquire the Shares;
iii.	the Shares must be held indefinitely unless a subsequent disposition thereof is registered under the Securities Act or is exempt from such registration;
iv.	the Shares will bear a legend substantially in the form set forth in Section 3.2(g) herein; and
v.	the Company will make a notation on its transfer books to such effect.

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(g)             Legends. It is understood that certificates evidencing the Shares may bear the following or any similar legend:

i.	“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE TRANSFERRED UNLESS (I) SUCH SECURITIES HAVE BEEN REGISTERED FOR SALE PURSUANT TO THE SECURITIES ACT AND SUCH REGISTRATION STATEMENT REMAINS EFFECTIVE, (II) SUCH SECURITIES MAY BE SOLD PURSUANT TO RULE 144, OR (III) IF REQUESTED BY THE COMPANY, THE COMPANY HAS RECEIVED AN OPINION OF COMPANY COUNSEL, STATING THAT SUCH TRANSFER MAY LAWFULLY BE MADE WITHOUT REGISTRATION UNDER THE SECURITIES ACT.”

ii.	If required by the authorities of any state in connection with the issuance of sale of the Shares, the legend required by such state authority.

(h)             No Registration Rights. LLC5 further understands that there are no registration rights associated with the Shares being acquired pursuant to this Agreement.

(i)               Information Availability. LLC5 acknowledges that the Company has made available to LLC5 all documents and information that LLC5 has requested relating to an investment in the Shares, and LLC5 has had an opportunity to discuss this investment with representatives of the Company and ask questions of them.

(j)               Certain Transactions and Confidentiality. Other than consummating the transactions contemplated hereunder, LLC5 has not, nor has any Person acting on behalf of or pursuant to any understanding with LLC5, directly or indirectly executed any purchases or sales, including Short Sales, of the securities of the Company during the period commencing as of the time that LLC5 first received a term sheet (written or oral) from the Company or any other Person representing the Company setting forth the material terms of the transactions contemplated hereunder and ending immediately prior to the execution hereof. Other than to other Persons party to this Agreement, LLC5 has maintained the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction). Notwithstanding the foregoing, for avoidance of doubt, nothing contained herein shall constitute a representation or warranty, or preclude any actions, with respect to the identification of the availability of, or securing of, available shares to borrow in order to effect Short Sales or similar transactions in the future.

The Company acknowledges and agrees that the representations contained in Section 3.2 shall not modify, amend or affect LLC5’s right to rely on the Company’s representations and warranties contained in this Agreement or any representations and warranties contained in any other Transaction Document or any other document or instrument executed and/or delivered in connection with this Agreement or the consummation of the transaction contemplated hereby.

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3.3             Representations and Warranties of LLC6. LLC6 hereby represents and warrants as of the date hereof and as of the Closing Date to the Company as follows (unless as of a specific date therein):

(a)              Organization; Authority. LLC6 is a limited liability company duly formed, validly existing and in good standing under the laws of the jurisdiction of its formation with full limited liability company power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement and performance by LLC6 of the transactions contemplated by this Agreement have been duly authorized by all necessary limited liability company action on the part of LLC6. Each Transaction Document to which it is a party has been duly executed by LLC6, and when delivered by LLC6 in accordance with the terms hereof, will constitute the valid and legally binding obligation of LLC6, enforceable against it in accordance with its terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(b)             Understandings or Arrangements. LLC6 is acquiring the Shares as principal for its own account and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of such Shares. LLC6 is acquiring the Shares hereunder in the ordinary course of its business.

(c)              Purchaser Status. At the time LLC6 was offered the Shares, it was, and as of the date hereof it is, it will be either: (i) an “accredited investor” as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7) or (a)(8) under the Securities Act or (ii) a “qualified institutional buyer” as defined in Rule 144A(a) under the Securities Act. LLC6 is not required to be registered as a broker-dealer under Section 15 of the Exchange Act.

(d)             Experience of LLC6. LLC6, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Shares, and has so evaluated the merits and risks of such investment. LLC6 is able to bear the economic risk of an investment in the Shares and, at the present time, is able to afford a complete loss of such investment.

(e)              No General Solicitation. LLC6 did not learn of the investment in the Shares as a result of any general solicitation or general advertising.

(f)              Restricted Securities. LLC6 understands and acknowledges that:

i.	the Shares are characterized as “restricted securities” under the U.S. federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act only in certain limited circumstances;

ii.	the Shares have not been registered under the Securities Act or any state securities laws and are being offered and sold in reliance upon specific exemptions from the registration requirements of the Securities Act and state securities laws, and the Company is relying upon the truth and accuracy of, and LLC6’s compliance with, the representations, warranties, covenants, agreements, acknowledgments and understandings of LLC6 contained in this Agreement in order to determine the availability of such exemptions and the eligibility of LLC6 to acquire the Shares;
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iii.	the Shares must be held indefinitely unless a subsequent disposition thereof is registered under the Securities Act or is exempt from such registration;
iv.	the Shares will bear a legend substantially in the form set forth in Section 3.2(g) herein; and
v.	the Company will make a notation on its transfer books to such effect.

(g)             Legends. It is understood that certificates evidencing the Shares may bear the following or any similar legend:

i.	“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE TRANSFERRED UNLESS (I) SUCH SECURITIES HAVE BEEN REGISTERED FOR SALE PURSUANT TO THE SECURITIES ACT AND SUCH REGISTRATION STATEMENT REMAINS EFFECTIVE, (II) SUCH SECURITIES MAY BE SOLD PURSUANT TO RULE 144, OR (III) IF REQUESTED BY THE COMPANY, THE COMPANY HAS RECEIVED AN OPINION OF COMPANY COUNSEL, STATING THAT SUCH TRANSFER MAY LAWFULLY BE MADE WITHOUT REGISTRATION UNDER THE SECURITIES ACT.”

ii.	If required by the authorities of any state in connection with the issuance of sale of the Shares, the legend required by such state authority.

(h)             No Registration Rights. LLC6 further understands that there are no registration rights associated with the Shares being acquired pursuant to this Agreement.

(i)               Information Availability. LLC6 acknowledges that the Company has made available to LLC6 all documents and information that LLC6 has requested relating to an investment in the Shares, and LLC6 has had an opportunity to discuss this investment with representatives of the Company and ask questions of them.

(j)               Certain Transactions and Confidentiality. Other than consummating the transactions contemplated hereunder, LLC6 has not, nor has any Person acting on behalf of or pursuant to any understanding with LLC6, directly or indirectly executed any purchases or sales, including Short Sales, of the securities of the Company during the period commencing as of the time that LLC6 first received a term sheet (written or oral) from the Company or any other Person representing the Company setting forth the material terms of the transactions contemplated hereunder and ending immediately prior to the execution hereof. Other than to other Persons party to this Agreement, LLC6 has maintained the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction). Notwithstanding the foregoing, for avoidance of doubt, nothing contained herein shall constitute a representation or warranty, or preclude any actions, with respect to the identification of the availability of, or securing of, available shares to borrow in order to effect Short Sales or similar transactions in the future.

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The Company acknowledges and agrees that the representations contained in Section 3.3 shall not modify, amend or affect LLC6’s right to rely on the Company’s representations and warranties contained in this Agreement or any representations and warranties contained in any other Transaction Document or any other document or instrument executed and/or delivered in connection with this Agreement or the consummation of the transaction contemplated hereby.

ARTICLE IV.
OTHER AGREEMENTS OF THE PARTIES

4.1             Use of Proceeds from Sale. The parties have determined that there shall be three pools of Shares, allocated as set forth in Section 2.4. The parties acknowledge and agree that the amount of cash received from the sale of the Shares, after deduction of all costs and expenses incurred in connection with all sales of the Shares shall be applied to the Company’s obligations under the VLL5 Agreements and the VLL6 Agreements in the following manner:

1.	Proceeds of Pool #1 Shares shall be applied against the put warrant liabilities of the VLL5 Warrants until such liabilities are satisfied in full;

a.	If the proceeds of the Pool #1 Shares are not sufficient to satisfy the put warrant liabilities of the VLL5 Warrants, the proceeds of Pool #3 Shares allocated to LLC5 shall be applied against the put warrant liabilities of the VLL5 Warrants until such time as LLC5 has received $750,000 (i.e., the return of the total put option cash value of the VLL5 Warrants).

b.	If the proceeds of the Pool #1 Shares are sufficient to fully satisfy the put warrant liabilities of the VLL5 Warrants, then 100% of the excess proceeds of the Pool # 1 Shares shall be the property of, and retained by, LLC5 until such time as LLC5 has received an additional $375,000; thereafter, 50% of any additional excess proceeds of the Pool #1 Shares shall be the property of, and retained by, LLC5 and the other 50% of such additional excess proceeds shall be the property of the Company, and used by the Company to prepay the outstanding loans under the VLL5 Agreements, with such additional excess proceeds applied to the loans under the VLL5 Agreements in the inverse order of maturity until the loans under the VLL5 Agreements have been prepaid in full (i.e., the proceeds will be applied to furthest in time payments and not affect the original payment schedules of the loans under the VLL5 Agreements).

2.	Proceeds of Pool #2 Shares shall be applied against the put warrant liabilities of the VLL6 Warrants until such liabilities are satisfied in full;

a.	If the proceeds of the Pool #2 Shares are not sufficient to satisfy the put warrant liabilities of the VLL6 Warrants, the proceeds of Pool #3 Shares allocated to LLC6 shall be applied against the put warrant liabilities of the VLL6 Warrants until such time as LLC6 has received $1,250,000 (i.e., the return of the total put option cash value of the VLL6 Warrants).

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b.	If the proceeds of the Pool #2 Shares are sufficient to fully satisfy the warrant liabilities of the VLL6 Warrants, then 100% of the excess proceeds of the Pool # 2 Shares shall be the property of, and retained by, LLC6 until such time as LLC6 has received an additional $625,000; thereafter, 50% of any additional excess proceeds of the Pool #2 Shares shall be the property of, and retained by, LLC6 and the other 50% of such additional excess proceeds shall be the property of the Company, and used by the Company to prepay the outstanding loans under the VLL6 Agreements, with such additional excess proceeds applied to the loans under the VLL6 Agreements in the inverse order of maturity until the loans under the VLL6 Agreements have been prepaid in full (i.e., the proceeds will be applied to furthest in time payments and not affect the original payment schedules of the loans under the VLL6 Agreements).

3.	If (a) LLC5 has received $750,000 from the sale of the Pool #1 Shares and/or Pool #3 Shares or the put warrant liabilities of the VLL5 Warrants otherwise have been satisfied in accordance with the terms of Section 4.2(a) hereof, (b) LLC6 has received $1,250,000 from the sale of the Pool #1 Shares and/or Pool #3 Shares or the put warrant liabilities of the VLL6 Warrants otherwise have been satisfied in accordance with the terms of Section 4.2(b) hereof, (c) the loans under the VLL5 Agreements have been prepaid in full and (d) the loans under the VLL6 Agreements have been prepaid in full, then any remaining proceeds from the sale of the Pool #3 Shares shall be distributed as follows: 50% of the excess proceeds of the Pool #3 Shares shall be the property of, and retained by, LLC5 and LLC6 (to be allocated ratably between LLC5 and LLC6) and the other 50% of such excess proceeds shall be the property of, and retained by, the Company.

4.	If the put warrant liabilities for LLC5 and/ or LLC6 have been satisfied, then the full proceeds from the sale of Pool #3 Shares will be applied to the reduction of the remaining loans in VLL5 Agreements and VLL6 Agreements, respectively, in inverse order of maturity. If all the loans under the VLL5 Agreements have been paid, then the proceeds will be applied to the repayment of the loans under the VLL6 Agreements.

5.	Allocation of the proceeds from the sales of all Shares will be subject to change in the discretion of LLC5 and LLC6, subject to the aggregate limitations described herein.

6.	By way of illustration and not of limitation, Exhibit “A” hereto sets forth examples of how the proceeds from the sale(s) of the Shares will be distributed and applied, based upon the facts assumed therein for purposes of such examples.

4.2             Shortfall.

(a)           If as of March 31, 2014, the net proceeds LLC5 has received from one or more sales of any combination of the Pool #1 Shares and the Pool #3 Shares are less than $750,000 then the Company shall make a cash payment on such date to LLC5 in an amount equal to the difference between (i) $750,000 and (ii) the net proceeds LLC5 has received as of such date from such sales of the Pool #1 Shares and the Pool #3 Shares.

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(b)           If as of July 31, 2015, the net proceeds LLC6 has received from one or more sales of any combination of the Pool #2 Shares and the Pool #3 Shares are less than $1,250,000 then the Company shall make a cash payment on such date to LLC6 in an amount equal to the difference between (i) $1,250,000 and (ii) the net proceeds LLC6 has received as of such date from such sales of the Pool #2 Shares and the Pool #3 Shares.

4.3             Acknowledgment of Dilution. The Company acknowledges that the issuance of the Shares may result in dilution of the outstanding shares of Common Stock, which dilution may be substantial under certain market conditions. The Company further acknowledges that its obligations under the Transaction Documents are unconditional and absolute and not subject to any right of set off, counterclaim, delay or reduction, regardless of the effect of any such dilution or any claim the Company may have against WTI and regardless of the dilutive effect that such issuance may have on the ownership of the other stockholders of the Company.

4.4             Furnishing of Information. The Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof for at least 12 months thereafter pursuant to the Exchange Act even if the Company is not then subject to the reporting requirements of the Exchange Act.

4.5             Integration. The Company shall not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Shares for purposes of the rules and regulations of any Trading Market such that it would require shareholder approval prior to the closing of such other transaction unless shareholder approval is obtained before the closing of such subsequent transaction.

4.6             Securities Laws Disclosure; Publicity. The Company shall (a) by 9:00 a.m. (New York City time) on the third Trading Day immediately following the date hereof, issue a press release disclosing the material terms of the transactions contemplated hereby, and (b) file a current report on Form 8-K, including the Transaction Documents as exhibits thereto, with the Commission within the time required by the Exchange Act. From and after the issuance of such press release, the Company represents to WTI that it shall have publicly disclosed all material, non-public information delivered to WTI by the Company or any of its Subsidiaries, or any of their respective officers, directors, employees or agents in connection with the transactions contemplated by the Transaction Documents. The Company and WTI shall consult with each other in issuing any other press releases with respect to the transactions contemplated hereby, and neither the Company nor WTI shall issue any such press release nor otherwise make any such public statement without the prior consent of the Company, with respect to any press release by WTI, or without the prior consent of WTI, with respect to any press release of the Company, which consent shall not unreasonably be withheld or delayed, except if such disclosure is required by law, in which case the disclosing party shall promptly provide the other party with prior notice of such public statement or communication.

4.7             Shareholder Rights Plan. No claim will be made or enforced by the Company or, with the consent of the Company, any other Person, that WTI is an “Acquiring Person” under any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or similar anti-takeover plan or arrangement in effect or hereafter adopted by the Company, or that WTI could be deemed to trigger the provisions of any such plan or arrangement, by virtue of receiving Shares under the Transaction Documents or under any other agreement between the Company and WTI.

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4.8             Listing of Common Stock. The Company hereby agrees to use its best efforts to maintain the listing or quotation of the Common Stock on the Trading Market on which it is currently listed.

ARTICLE V.
MISCELLANEOUS

5.1             Termination.  This Agreement may be terminated by either party upon written notice to the other parties, if the Closing has not been consummated on or before October 31, 2012; provided, however, that no such termination will affect the right of either party to sue for any breach by the other party.

5.2             Fees and Expenses. Except as expressly set forth in the Transaction Documents to the contrary, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement, except that the Company will reimburse up to $15,000 of WTI’s fees and expenses and except as expressly set forth in the Transaction Documents to the contrary. The Company shall pay all Transfer Agent fees (including, without limitation, any fees required for same-day processing of any instruction letter delivered by the Company), stamp taxes and other taxes and duties levied in connection with the delivery of any Shares to WTI.

5.3             Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

5.4             Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of WTI (other than by merger). WTI may assign any or all of its rights under this Agreement to any Person to whom WTI assigns or transfers any Shares, provided that such transferee agrees in writing to be bound, with respect to the transferred Shares, by the provisions of the Transaction Documents that applies to WTI.

5.5              Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then such action may be taken or such right may be exercised on the next succeeding Business Day.

5.6              Construction. The parties agree that each of them and/or their respective counsel have reviewed and had an opportunity to revise the Transaction Documents and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of the Transaction Documents or any amendments thereto. In addition, each and every reference to share prices and shares of Common Stock in any Transaction Document shall be subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock that occur after the date of this Agreement.

5.7              Notices. Any notice given by any party under any Transaction Document shall be in writing and personally delivered, sent by overnight courier, or United States mail, postage prepaid, or sent by facsimile, or other authenticated messenger, charges prepaid, to the other party’s or parties’ addresses set forth in the preambles to this Agreement. Each party may change the address or facsimile number to which notices, requests and other communications are to be sent by giving written notice of such change to each other party. Notice given by hand delivery shall be deemed received on the date delivered; if sent by overnight courier, on the next Business Day after delivery to the courier service; if by first class mail, on the third Business Day after deposit in the U.S. Mail; and if by facsimile, on the date of transmission.

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5.8              No Waiver. Any waiver, consent or approval by WTI of any breach or default of any provision, condition, or covenant of any Transaction Document must be in writing and shall be effective only to the extent set forth in writing. No waiver of any breach or default shall be deemed a waiver of any later breach or default of the same or any other provision of any Transaction Document. No failure or delay on the part of WTI in exercising any power, right, or privilege under any Transaction Document shall operate as a waiver thereof, and no single or partial exercise of any such power, right, or privilege shall preclude any further exercise thereof or the exercise of any other power, right or privilege.

5.9              Rights Cumulative. All rights and remedies existing under the Transaction Documents are cumulative to, and not exclusive of, any other rights or remedies available under contract or applicable law.

5.10           Unenforceable Provisions. Any provision of any Transaction Document executed by the Company which is prohibited or unenforceable in any jurisdiction, shall be so only as to such jurisdiction and only to the extent of such prohibition or unenforceability, but all the remaining provisions of any such Transaction Document shall remain valid and enforceable.

5.11          Accounting Terms. Except as otherwise provided in this Agreement, accounting terms and financial covenants and information shall be determined and prepared in accordance with GAAP.

5.12          Indemnification; Exculpation. The Company shall pay and protect, defend and indemnify WTI and WTI’s employees, officers, directors, shareholders, affiliates, correspondents, agents and representatives (other than WTI, collectively “Agents”) against, and hold WTI and each such Agent harmless from, all claims, actions, proceedings, liabilities, damages, losses, expenses (including, without limitation, attorneys’ fees and costs) and other amounts incurred by WTI and each such Agent, arising from (i) the matters contemplated by this Agreement or any other Transaction Documents, (ii) any dispute between the Company and a third party, or (iii) any contention that the Company has failed to comply with any law, rule, regulation, order or directive applicable to the Company’s business; provided, however, that this indemnification shall not apply to any of the foregoing incurred solely as the result of WTI’s or any Agent’s gross negligence or willful misconduct.

5.13          Execution in Counterparts. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to each other party, it being understood that the parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

5.14          Entire Agreement. The Transaction Documents are intended by the parties as the final expression of their agreement and therefore contain the entire agreement between the parties and supersede all prior understandings or agreements concerning the subject matter hereof. This Agreement may be amended only in a writing signed by the Company and WTI.

5.15          Governing Law and Jurisdiction.

(a)           THIS AGREEMENT AND THE TRANSACTION DOCUMENTS SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF CALIFORNIA.

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(b)           ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF CALIFORNIA OR OF THE UNITED STATES FOR THE NORTHERN DISTRICT OF CALIFORNIA, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH OF THE COMPANY AND WTI CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH OF THE COMPANY AND WTI IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AGREEMENT OR ANY DOCUMENT RELATED HERETO. THE COMPANY AND WTI EACH WAIVE PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY CALIFORNIA LAW.

5.16          WAIVER OF JURY TRIAL. TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW, THE COMPANY AND WTI EACH WAIVES ITS RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS AGREEMENT, THE OTHER TRANSACTION DOCUMENTS, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY OR ANY PARTICIPANT OR ASSIGNEE, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE. THE COMPANY AND WTI EACH AGREES THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, THE PARTIES FURTHER AGREE THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEMS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS AGREEMENT OR THE OTHER TRANSACTION DOCUMENTS OR ANY PROVISION HEREOF OR THEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT AND THE OTHER TRANSACTION DOCUMENTS.

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IN WITNESS WHEREOF, the parties hereto have caused this Stock Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

oculus innovative sciences, inc.

1129 N. McDowell Blvd.

Petaluma, California 94954

Fax: (707) 283-0551

By: /s/ Jim Schutz

Name: Jim Schutz

Title: Chief Operating Officer and General Counsel

Date: October 30, 2012

With a copy to (which shall not constitute notice): Amy Trombly, Esq. Trombly Business Law, P.C. 1320 Centre Street, Suite 202 Newton, MA 02459 Fax: (617) 243-0066

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IN WITNESS WHEREOF, the parties hereto have caused this Stock Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

VENTURE LENDING & LEASING V, LLC

By: Westech Investment Advisors LLC,

        a California limited liability company

Its: Managing Member

By: /s/ Maurice Werdegar

Name: Maurice Werdegar

Title: Vice President and COO

Date: October 30, 2012

VENTURE LENDING & LEASING VI, LLC

By: Westech Investment Advisors LLC,

        a California limited liability company

Its: Managing Member

By: /s/ Maurice Werdegar

Name: Maurice Werdegar

Title: Vice President and COO

Date: October 30, 2012

With a copy to (which shall not constitute notice): Jeffrey Klugman Greene Radovsky et al Four Embarcadero Center, Suite 4000 San Francisco, CA 94111 Fax: 415.777.4961

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Disclosure Schedules to the Stock Purchase Agreement

Schedule 3.1(f)        Subsidiaries.

The Company is in a control relationship with the following subsidiaries:

•	Aquamed Technologies, Petaluma, CA
•	MicroMed Laboratories, Inc., Petaluma, CA
•	L3 Pharmaceuticals, Inc., Petaluma, CA
•	Oculus Technologies of Mexico, S.A. de C.V.
•	Oculus Innovative Sciences Netherlands, B.V.

Schedule 3.1 (n)        Location of Collateral; Business Names.

The Company’s chief executive offices are located at: 1129 North McDowell Boulevard, Petaluma, CA 94954.

In addition to its chief executive offices, the Company maintains offices or operates its business at the following locations:

Aquamed Technologies

1129 N. McDowell Blvd.

Petaluma, CA 94954

USA

MicroMed Laboratories, Inc.

1129 N. McDowell Blvd.

Petaluma, CA 94954

USA

L3 Pharmaceuticals, Inc.

1129 N. McDowell Blvd.

Petaluma, CA 94954

USA

Oculus Technologies of Mexico S.A. de C.V.

Industria Vidriera 81 de la Calle

Fracc Industrial Zapopan Norte

Zapopan, Jalisco

México

45130 (manufacturing and administration)

Pedro Martinez Rivas 861

Parque Industrial Belenes Norte

Zapopan, Jalisco

México

45150 (warehouse)

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Oculus Innovative Sciences Netherlands B.V.

Nusterweg 123

6136 KT Sittard

P.O. Box 5056

6130 PB Sittard

The Netherlands

Other than its full corporate name, the Company has conducted business using the following trade names or fictitious business names:

•	Micromed Laboratories, Inc.; and
•	OIS Reincorporation Sub, Inc.
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Example #1: proceeds of the Pool #1 Shares are $1,500,000

If the proceeds of the Pool #1 Shares are $1,500,000 then:

•	LLC5 will receive $750,000 pursuant to Section 4.1.1.a, which represents the amount required to satisfy the put warrant liabilities of the VLL5 Warrants
•	LLC5 will receive an additional $375,000 pursuant to Section 4.1.1.b., which results in LLC5 receiving proceeds in the aggregate amount of $1,125,000
•	The remaining proceeds of the Pool #1 Shares are $375,000 ($1,500,000 - $1,125,000)
o	50% of that figure ($187,500) is allocated to LLC5, which results in LLC5 receiving proceeds from the Pool #1 Shares in the aggregate amount of $1,312,500
o	The other 50% of that figure ($187,500) is allocated to the Company
•	The Company uses that amount to prepay the outstanding loans under the VLL5 Agreements
•	If there are no outstanding loans under the VLL5 Agreements then the Company uses that amount to prepay the outstanding loans under the VLL6 Agreements
•	If there are no outstanding loans under the VLL5 Agreements and there are no then outstanding loans under the VLL6 Agreements then the Company retains $187,500

•	In addition to the above, the proceeds of the Pool #3 Shares allocated to LLC5 will be distributed and applied in accordance with the terms of Section 4.1.4 and Section 4.1.5 (see Example #3 starting on page 26)

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Example #2: proceeds of the Pool #2 Shares are $2,500,000

If the proceeds of the Pool #2 Shares are $2,500,000 then:

•	LLC6 will receive $1,250,000 pursuant to Section 4.1.2.a, which represents the amount required to satisfy the put warrant liabilities of the VLL6 Warrants
•	LLC6 will receive an additional $625,000 pursuant to Section 4.1.2.b., which results in LLC6 receiving proceeds in the aggregate amount of $1,875,000
•	The remaining proceeds of the Pool #2 Shares are $625,000 ($2,500,000 - $1,875,000)
o	50% of that figure ($312,500) is allocated to LLC6, which results in LLC6 receiving proceeds from the Pool #2 Shares in the aggregate amount of $2,187,500
o	The other 50% of that figure ($312,500) is allocated to the Company
▪	The Company uses that amount to prepay the outstanding loans under the VLL6 Agreements[1]
▪	If there are no outstanding loans under the VLL6 Agreements (and there are no outstanding loans under the VLL5 Agreements) then the Company retains $312,500
•	In addition to the above, the proceeds of the Pool #3 Shares allocated to LLC6 will be distributed and applied in accordance with the terms of Section 4.1.4 and Section 4.1.5 (see Example #3 starting on page 26)

__________

1 In the event that there are no loans outstanding under the VLL6 Agreements and there are loans outstanding under the VLL5 Agreements then the Company will use its share of the proceeds from the Pool #2 Shares to prepay such loans outstanding under the VLL5 Agreements

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Example #3: proceeds of the Pool #1 Shares are $375,000 and proceeds of the Pool #2 Shares are $625,000

If proceeds of the Pool #1 Shares are $375,000 then:

•	All such proceeds of the Pool #1 Shares are allocated to LLC5, resulting in unsatisfied put warrant liabilities of the VLL5 Warrants in the amount of $375,000
•	Pool #3 Shares allocated to LLC5 are sold until the first to occur of (i) March 31, 2014 and (ii) such time as LLC5 receives an additional $375,000.
•	If “(i)” occurs first then LLC5 will have received proceeds from the Pool #3 Shares allocated to LLC5 in an aggregate amount less than $375,000. Consequently, on March 31, 2014, the Company shall make a payment to LLC5 in an amount equal to the difference between $750,000 and the net proceeds LLC5 has received as of such date from the sales of the Pool #1[2] and Pool #3 Shares
o	After LLC5 receives such payment, any further proceeds from sale of Pool #3 Shares will be used by the Company to prepay the outstanding loans under the VLL5 Agreements. If there are no outstanding loans under the VLL5 Agreements then the Company will use such excess proceeds to prepay the outstanding loans under the VLL6 Agreements. If there are no outstanding loans under the VLL5 Agreements and there are no then outstanding loans under the VLL6 Agreements then 50% of such excess proceeds is allocated to LLC5 and LLC6 (and further allocated ratably between LLC5 and LLC6), and the other 50% of such excess proceeds is allocated to, and retained by, the Company.
•	If “(ii)” occurs first then LLC5 will have received proceeds from the sale of the Pool #1 Shares and the Pool #3 Shares in the aggregate amount of at least $750,000, which represents the amount required to satisfy the put warrant liabilities of the VLL5 Warrants
o	Pool #3 Shares allocated to LLC5 at closing will have a fair market value of $562,500. Such Shares could decrease in value from $562,500 to $375,000 and the proceeds of such shares still will be sufficient to satisfy the put warrant liabilities of the VLL5 Warrants
•	Assume that the Pool #3 Shares allocated to LLC5 are sold for $562,500
•	From such proceeds, LLC5 will receive $375,000, which when taken together with the proceeds LLC5 received from the Pool #1 Shares (in the amount of $375,000), results in LLC5 having received proceeds from the sale of the Pool #1 Shares and the Pool #3 Shares in the aggregate amount of $750,000, which represents the amount required to satisfy the put warrant liabilities of the VLL5 Warrants

__________

2 In this example, the proceeds of the Pool #1 Shares were $375,000, so the maximum cash payment due to LLC5 on March 31, 2014 would be $375,000, assuming there were no sales of the Pool #3 Shares allocated to LLC5

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•	The remaining proceeds from the Pool #3 Shares in the amount $187,500 ($562,500 - $375,000) are used by the Company to prepay outstanding loans under the VLL5 Agreements (i.e., if there are excess proceeds from the sale of the Pool #3 Shares allocated to LLC5 then such excess proceeds are used by the Company to prepay the outstanding loans under the VLL5 Agreements)

•	If there are no outstanding loans under the VLL5 Agreements then the Company uses such excess proceeds to prepay the outstanding loans under the VLL6 Agreements

•	If there are no outstanding loans under the VLL5 Agreements and there are no then outstanding loans under the VLL6 Agreements then 50% of such excess proceeds is allocated to LLC5 and LLC6 (and further allocated ratably between LLC5 and LLC6), and the other 50% of such excess proceeds is allocated to, and retained by, the Company

If proceeds of the Pool #2 Shares are $625,000 then:

•	All such proceeds of the Pool #2 Shares are allocated to LLC6, resulting in unsatisfied put warrant liabilities of the VLL6 Warrants in the amount of $625,000
•	Pool #3 Shares allocated to LLC6 are sold until the first to occur of (i) July 31, 2015 and (ii) such time as LLC6 receives an additional $625,000.
•	If “(i)” occurs first then LLC6 will have received proceeds from the Pool #3 Shares allocated to LLC6 in an aggregate amount less than $625,000. Consequently, on July 31, 2015, the Company shall make a payment to LLC6 in an amount equal to the difference between $1,250,000 and the net proceeds LLC6 has received as of such date from the sales of the Pool #2[3] and Pool #3 Shares
o	After LLC6 receives such payment, any further proceeds from sale of Pool #3 Shares will be used by the Company to prepay the outstanding loans under the VLL6 Agreements.[4] If there are no outstanding loans under the VLL6 Agreements (and there are no outstanding loans under the VLL5 Agreements) then 50% of such excess proceeds is allocated to LLC5 and LLC6 (and further allocated ratably between LLC5 and LLC6), and the other 50% of such excess proceeds is allocated to, and retained by, the Company
•	If “(ii)” occurs first then LLC6 will have received proceeds from the sale of the Pool #2 Shares and the Pool #3 Shares in the aggregate amount of at least $1,250,000, which represents the amount required to satisfy the put warrant liabilities of the VLL6 Warrants

 __________

3 In this example, the proceeds of the Pool #2 Shares were $625,000, so the maximum cash payment due to LLC6 on July 31, 2015 would be $625,000, assuming there were no sales of the Pool #3 Shares allocated to LLC6

4 In the event that there are no loans outstanding under the VLL6 Agreements and there are loans outstanding under the VLL5 Agreements then the Company will use its share of the proceeds from the Pool #3 Shares to prepay such loans outstanding under the VLL5 Agreements

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o	Pool #3 Shares allocated to LLC6 at closing will have a fair market value of $937,500. Such Shares could decrease in value from $937,500 to $625,000 and the proceeds of such shares still will be sufficient to satisfy the put warrant liabilities of the VLL6 Warrants
▪	Assume that the Pool #3 Shares allocated to LLC5 are sold for $937,500
•	From such proceeds, LLC6 will receive $625,000, which when taken together with the proceeds LLC6 received from the Pool #2 Shares (in the amount of $625,000), results in LLC6 having received proceeds from the sale of the Pool #2 Shares and the Pool #3 Shares in the aggregate amount of $1,250,000, which represents the amount required to satisfy the put warrant liabilities of the VLL6 Warrants
•	The remaining proceeds from the Pool #3 Shares in the amount $312,500 ($937,500 - $625,000) are used by the Company to prepay outstanding loans under the VLL6 Agreements (i.e., if there are excess proceeds from the sale of the Pool #3 Shares allocated to LLC6 then such excess proceeds are used by the Company to prepay the outstanding loans under the VLL6 Agreements)
•	If there are no outstanding loans under the VLL6 Agreements then 50% of such excess proceeds is allocated to LLC5 and LLC6 (and further allocated ratably between LLC5 and LLC6), and the other 50% of such excess proceeds is allocated to, and retained by, the Company

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